UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 28, 2021

BIO-PATH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36333	87-0652870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4710 Bellaire Boulevard, Suite 210, Bellaire, Texas	77401
(Address of principal executive offices)	(Zip Code)

(832) 742-1357

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BPTH	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.07  Submission of Matters to a Vote of Security Holders.

On December 16, 2021, Bio-Path Holdings, Inc. (the “Company”) called to order its 2021 annual meeting of stockholders of the Company. At the meeting, there were not present or represented by proxy a sufficient number of shares of the Company’s common stock in order to a constitute quorum. The Company adjourned the meeting until December 28, 2021 at 4:00 p.m. Central Time. At that time, the meeting was reconvened at the offices of Winstead PC, 24 Waterway Avenue, Suite 500, The Woodlands, Texas 77380.  At the meeting, the Company’s stockholders: (i) elected the five persons listed below under Proposal 1 to serve as directors of the Company, to hold office until the Company’s next annual meeting of stockholders or until their respective successors have been duly elected and qualified; and (ii) ratified and approved the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2021.  The following describes the results of the voting at the annual meeting:

Proposal 1:	For the election of directors of the Company, to hold office until the Company’s next annual meeting of stockholders or until their respective successors have been duly elected and qualified:

Name of Nominee	Shares Voted “For”	Shares Voted “Against”	Shares Withheld	Shares Abstained	Broker Non-Votes
Peter H. Nielsen	1,169,023	--	33,140	--	2,471,057
Heath W. Cleaver	1,065,606	--	136,557	--	2,471,057
Paul D. Aubert	1,094,105	--	108,058	--	2,471,057
Martina Molsbergen	1,085,400	--	116,763	--	2,471,057
Douglas P. Morris	1,164,184	--	37,979	--	2,471,057

Proposal 2:	For the ratification and approval of the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2021:

Shares Voted “For”	Shares Voted “Against”	Shares Withheld	Shares Abstained	Broker Non-Votes
3,417,039	198,430	--	57,751	--

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-PATH HOLDINGS, INC.

Dated: December 29, 2021	By:	/s/ Peter H. Nielsen
Peter H. Nielsen
President and Chief Executive Officer